                                                                    EXHIBIT 99.3

                                     CONSENT


         In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Tellabs, Inc. in its Registration Statement on Form S-4 (SEC File No. 333-_____) filed with the Securities and Exchange Commission.




                                        /s/ Patrick H. Nettles
                                        -----------------------------
                                        Patrick H. Nettles



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                                     CONSENT


         In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Tellabs, Inc. in its Registration Statement on Form S-4 (SEC File No. 333-_____) filed with the Securities and Exchange Commission.




                                        /s/ Jon W. Bayless
                                        -----------------------------
                                        Jon W. Bayless



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                                     CONSENT


         In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Tellabs, Inc. in its Registration Statement on Form S-4 (SEC File No. 333-_____) filed with the Securities and Exchange Commission.




                                        /s/ Stephen Bradley
                                        -----------------------------
                                        Stephen Bradley



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                                     CONSENT


         In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Tellabs, Inc. in its Registration Statement on Form S-4 (SEC File No. 333-_____) filed with the Securities and Exchange Commission.




                                        /s/ Billy B. Oliver
                                        -----------------------------
                                        Billy B. Oliver